DIME FINANCIAL CORPORATION

                NOTICE OF 1996 ANNUAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS OF DIME FINANCIAL CORPORATION:

      Notice is hereby given that the 1996 Annual Meeting of Shareholders of Dime Financial Corporation will be held at the Villa Capri in Wallingford, Connecticut, at 10:30 a.m., on Wednesday, April 17, 1996, for the purpose of considering and voting upon the following matters:

      1. The election of three directors for a three-year term who, with the seven directors whose terms of office do not expire at this meeting, will constitute the full Board of Directors;

      2. The approval of a Non-Qualified Stock Option Agreement, dated May 9, 1995, pursuant to which Ralph D. Lukens, Chairman of the Board of Directors, received an option to purchase 10,000 shares of the common stock of the Company at an exercise price equal to the fair market value of the Company's common stock on the date the option was granted, or $10.125 per share.

      3.   The approval of the 1996 Stock Option and Incentive Plan.

      4.   The approval of the 1996 Stock Option Plan for Outside
           Directors.

      5. The ratification of the appointment of KPMG Peat Marwick LLP as independent public accountants for the fiscal year ending December 31, 1996; and

      6. Such other business as may properly be brought before the meeting.

      Only shareholders of record at the close of business on February 21, 1996, are entitled to notice of, and to vote at, the meeting.

                                       BY THE ORDER OF THE BOARD
                                       OF DIRECTORS


                                       /s/ ELEANOR M. TOLLA
                                       Eleanor M. Tolla
                                       Secretary


March 8, 1996

 ---------------------------------------------------------------------------
| WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS | | POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU | | DO ATTEND THE MEETING, YOU MAY THEN REVOKE YOUR PROXY AND VOTE IN PERSON. |
 ---------------------------------------------------------------------------


                         DIME FINANCIAL CORPORATION
                               95 Barnes Road
                       Wallingford, Connecticut 06492
                               (203) 269-8881


                               PROXY STATEMENT

                     1996 ANNUAL MEETING OF SHAREHOLDERS

                               April 17, 1996


                                INTRODUCTION

GENERAL

      This Proxy Statement is being furnished to the shareholders of Dime Financial Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 1996 Annual Meeting of Shareholders of the Company to be held at the Villa Capri at 906 North Colony Road in Wallingford, Connecticut, at 10:30 a.m. on Wednesday, April 17, 1996 (the "Meeting") and any adjournments thereof. This Proxy Statement and the enclosed proxy card are first being given or sent to shareholders on or about March 8, 1996.

      The Company, a Connecticut corporation, operates principally as a bank holding company for its wholly-owned subsidiary, The Dime Savings Bank of Wallingford ("Dime").


RECORD DATE; VOTING RIGHTS

      The Board of Directors of the Company has fixed the close of business on February 21, 1996 as the record date (the "Record Date") for determining holders of outstanding shares of Common Stock entitled to notice of and to vote at the Meeting and any adjournments thereof. Only holders of shares of Common Stock of record on the books of the Company at the close of business on February 21, 1996 will be entitled to vote at the Meeting and any adjournments thereof. As of the Record Date, there were 5,023,485 shares of Common Stock issued and outstanding, each of which is entitled to one vote on each proposal submitted to a vote at the Meeting. Pursuant to the Company's Bylaws, the holders of a majority of the outstanding shares of Common Stock present in person or by proxy will constitute a quorum for transacting business at the Meeting.


USE OF PROXIES, REVOCATION AND SOLICITATION

      Shares of Common Stock represented by properly executed proxies will, unless such proxies have previously been revoked, be voted at the Meeting in accordance with the instructions indicated on the proxy card. Proxies that contain no instructions to the contrary will be voted FOR the election of the three nominees for director named in Proposal 1, FOR the approval of the Non-Qualified Stock Option Agreement dated May 9, 1995 between the Company and Ralph D. Lukens, Chairman of the Board of Directors, FOR the approval of the 1996 Stock Option and Incentive Plan, FOR the approval of the 1996 Stock Option Plan for Outside Directors, FOR the ratification of the appointment of KPMG Peat Marwick LLP as independent public accountants for the fiscal year ending December 31, 1996, and in the discretion of the proxy holders as to other matters which may properly come before the Meeting or any adjournments thereof. No proposal scheduled to be voted upon at the Meeting will create appraisal or similar rights under Connecticut law.

      In certain circumstances, a shareholder will be considered to be in attendance at the Meeting for quorum purposes, but will not be deemed to have voted on a particular proposal or proposals. Such circumstances will exist where a shareholder is present in person or by proxy, but specifically abstains from voting, or where shares are represented at the Meeting by a proxy conferring authority to vote on a certain proposal or proposals but not on others. Such abstentions and non-votes have the effect of a vote against the proposal that is the subject of the abstention or non-vote.

      A shareholder who executes and returns the enclosed proxy card has the power to revoke such proxy at any time before it is voted at the Meeting by filing with the Company an instrument revoking it, by filing a duly executed proxy bearing a later date or by attending the Meeting and voting by ballot in person. Attendance at the Meeting will not in and of itself constitute the revocation of a proxy. Any shareholder proxy filings before the Meeting should be either mailed or hand-delivered to Eleanor M. Tolla, Corporate Secretary, Dime Financial Corporation, 95 Barnes Road, Wallingford, CT 06492.

      The Company will bear the costs of soliciting proxies from its shareholders. In addition to this solicitation by mail, proxies may be solicited by the directors, officers and employees of the Company or Dime by personal interview, telephone or telegram for no compensation other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith. The Company also has engaged Regan and Associates, Inc. to assist in the solicitation of proxies. The estimated cost of such solicitation services to be provided by Regan and Associates, Inc. is $4,000.


PRINCIPAL SHAREHOLDERS OF THE COMPANY

      The following table shows, as of February 1, 1996, those persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "1934 Act")), known to the Company to be the beneficial owner of more than five percent of the Common Stock. In preparing the following table, the Company has relied on information supplied by such persons in their Schedules 13D and 13G, filed with the Securities and Exchange Commission (the "Commission"), and information furnished by such persons in response to a questionnaire distributed to such persons by the Company.

 Name and Address
of Beneficial Owner                 Shares Beneficially Owned      Percent of Class
-----------------------------------------------------------------------------------

New Haven Savings Bank                      260,700                      5.2%
  195 Church Street
  New Haven, Connecticut 06510

First Union Corporation                     255,000                      5.1%
  One First Union Center
  Charlotte, North Carolina 28288


                                 PROPOSAL 1

                      ELECTION OF A CLASS OF DIRECTORS

GENERAL

      The Certificate of Incorporation and the Bylaws of the Company provide for the election of directors by the shareholders. For this purpose, the Board of Directors of the Company is divided into three classes as nearly equal in number as possible. The terms of office of the members of one class expire, and a successor class is to be elected, at each annual meeting of shareholders. Vacant directorships may be filled, until the expiration of the term of the vacated directorship, by the vote of a majority of the directors then in office.

      There are currently ten directors of the Company. Francis P. Feeney retired as a director of the Company and Dime on December 19, 1995, reducing the number of directors from 11 to 10. At its January, 1996 meeting, the Board of Directors determined not to take action pursuant to the Company's Bylaws to fill the vacancy created by Mr. Feeney's retirement and voted to reduce the number of directorships from 11 to 10.

      The terms of three directors expire at the Meeting. Each of the three incumbent directors, Rosalind F. Gallagher, Theodore H. Horwitz, and Gary O. Olson, is nominated to be re-elected at the Meeting for a three-year term, expiring at the annual meeting of shareholders in 1999. The terms of the remaining two classes of directors expire at the annual meetings of shareholders in 1997 and 1998, respectively, or when their successors are otherwise duly elected.

      In the event that any nominee for election as a director at the Meeting is unable or declines to serve, which the Board of Directors has no reason to expect, the persons named in the proxy will vote for a substitute nominee designated by the present Board of Directors.

      Pursuant to the Company's Bylaws, nominations of persons for election to the Board of Directors may be made at a meeting of shareholders by or at the direction of the Board of Directors or by any shareholder of the Company entitled to vote for the election of directors at a meeting who complies with certain notice procedures set forth in the Bylaws. Such nominations, other than those made by or at the direction of the Board of Directors, must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days or more than 90 days prior to the date of a meeting; provided, however, that in the event that less than 50 days notice or prior public disclosure of the date of a meeting is given or made to shareholders, notice by the shareholder to be timely must be mailed or given to the Secretary of the Company not later than the close of business on the seventh day following the day on which such notice of the date of a meeting was mailed or such public disclosure was made. A shareholder's notice must set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person,
(iii) the class and number of shares of Common Stock which are beneficially owned by such person and (iv) any other information relating to such person that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including, without limitation, such person's written consent to being named in the proxy statement of the Company as nominee and to serving as a director if elected) and (b) as to the shareholder giving the notice (i) the name and address, as they appear on the Company's books, of such shareholder, and (ii) the class and number of shares of Common Stock which are beneficially owned by such shareholder.

      The following table sets forth certain information, as of February 1, 1996, regarding the nominees for re-election as directors at the Meeting and directors whose terms of office will continue after the Meeting. Except as indicated in the notes following the table below, the nominees and the directors continuing in office had sole voting and investment powers with respect to the shares of Common Stock listed as being beneficially owned by them.


NOMINEES FOR ELECTION AT THE MEETING FOR A THREE-YEAR TERM EXPIRING IN 1999

                        Positions Held With the                               Current     Shares of
                        Company and Dime;                        Has served   Term Will   Common Stock       Percent of
                        Principal Occupation                     as a         Expire At   Beneficially       Common Stock
                        During the Past Five Years               Director     the Annual  Owned as of        Beneficially
Name                    and Directorships                   Age  Since (1)    Meeting in  February 1, 1996   Owned (2)
-------------------------------------------------------------------------------------------------------------------------

Rosalind F. Gallagher   Director of the Company and         51   1984         1996 (3)     13,861 (4)(5)      .28%
                        Dime; President and Co-Owner
                        of Gallagher Travel Shoppe

Theodore H. Horwitz     Director of the Company and         54   1986 (6)    1996 (3)       5,000 (7)         .10%
                        Dime; President and Chief
                        Executive Officer of Veterans
                        Memorial Medical Center

Gary O. Olson           Director of the Company and         66   1977 (6)    1996 (3)      12,198 (8)         .24%
                        Dime; Of Counsel to the law
                        firm of Luby, Olson, Mango,
                        Gaffney and DeFrances, Director
                        of Meriden Cemetery Assoc.

DIRECTORS CONTINUING IN OFFICE

Richard H. Dionne       Director of the Company and         51   1995        1997          60,000 (9)        1.2%
                        Dime; President and Chief
                        Executive Officer of the
                        Company and Dime; formerly
                        Chairman, President and Chief
                        Executive Officer of West Newton
                        Savings Bank, 1987 - 1994

Dr. Robert Nicoletti    Director of the Company and         59   1985        1997          11,000 (4)(10)     .22%
                        Dime; Superintendent of
                        Schools, Shepaug Valley
                        Regional School District 12

Richard D. Stapleton    Director of the Company and         59   1974 (6)    1997          17,000 (11)(7)     .34%
                        Dime; Director, Executive
                        Vice President, Secretary and
                        General Counsel of The Lane
                        Construction Corporation; Director,
                        Secretary and Asst. Treasurer of
                        Lane Industries, Inc.; Director,
                        President and Treasurer, The Ball
                        and Socket Manufacturing
                        Company, Inc.

Fred A. Valenti         Director of the Company and         65   1974        1997          30,280 (4)(12)     .60%
                        Dime; President of Valenti
                        Auto Sales, Inc. and Valenti
                        Leasing Co., Inc.; Vice President
                        of Valenti Motors, Village Ford,
                        Prestige Olds, and Bob Valenti
                        Chevy Olds, Inc.

M. Joseph Canavan       Director of the Company and         52   1987        1998          11,350 (13)(14)    .23%
                        Dime; President and Chief
                        Executive Officer of Diagnostic
                        Medical Laboratory, Inc.

William J. Farrell      Director of the Company and         55   1988        1998          27,310 (13)(15)    .54%
                        Dime; President, William J.
                        Farrell, C.P.A., a Professional
                        Corp.; Treasurer and Director
                        of Connecticut Enterprises, Inc.;
                        Advanced Medical Systems,
                        Inc.; Time Saver  Business
                        Systems, Inc.; F.J. Properties,
                        Inc.;  Consolidated International
                        Technologies LTD S.A. (16)

Ralph D. Lukens         Chairman of the Boards of           66   1986 (6)    1998          11,744 (8)(17)     .23%
                        Directors of the Company and
                        Dime; Retired Probate Court
                        Administrator for the State of
                        Connecticut

All Directors and Executive Officers as a Group (13 persons)                              213,243            4.14%

-------------------
<F1>  Indicates first date of service on the Board of Directors of Dime,
      City Savings Bank of Meriden, or the Company; unless otherwise noted, all persons serving as directors became directors of the
      Company on June 20, 1988 at the Company's organizational meeting.
      City Savings Bank of Meriden was acquired by the Company on December 2,
      1988 and merged with and into Dime at the close of business on
      August 14, 1992.

<F2>  For the purpose of calculating the percentage of Common Stock beneficially owned for each of the persons and the group listed above, the total number of shares of Common Stock outstanding include all shares reserved for issuance upon the exercise of options granted to such person or group pursuant to the stock option plans that may be exercised within 60 days of the Record Date.

<F3>  If re-elected, term will expire at the annual meeting of the
      Company's shareholders in 1999.

<F4>  Includes currently exercisable options to purchase 10,000 shares, which options will expire, unless previously exercised, on July 16, 1996. Does not include options to purchase 10,000 shares granted pursuant to the 1996 Stock Option Plan for Outside Directors, which plan is subject to approval by the shareholders at the Meeting, and which options, subject to such approval, are not exercisable prior to July 1, 1996. See Proposal 4.

<F5>  Includes 2,641 shares for which Mrs. Gallagher serves as custodian for her children, but does not include 4,160 shares owned by her spouse as to which shares Mrs. Gallagher disclaims beneficial ownership.

<F6>  Judge Lukens and Mr. Stapleton became directors of the Company and
      Dime upon consummation of the acquisition of City Savings Bank of Meriden by the Company on December 2, 1988, Mr. Olson became a director of the Company and Dime on December 31, 1989, and Mr.
      Horwitz became a director of the Company and Dime on January 1, 1991.

<F7>  Includes currently exercisable options for 2,000 shares pursuant to
      Dime's 1986 Stock Option Plan for Outside Directors. Does not include options to purchase 10,000 shares granted pursuant to the 1996 Stock Option Plan for Outside Directors, which plan is subject to approval by the shareholders at the Meeting, and which options, subject to such approval, are not exercisable prior to July 1, 1996.
      See Proposal 4.

<F8>  Includes currently exercisable options to purchase 8,598 shares.
      Does not include options to purchase 10,000 shares granted pursuant to the Non-Qualified Stock Option Agreement with Mr. Lukens, which agreement is subject to approval by the shareholders at the Meeting, and which options, subject to such approval, are not exercisable prior to May 9, 1996. See Proposal 2. Does not include options to purchase 10,000 shares granted pursuant to the 1996 Stock Option
      Plan for Outside Directors, which plan is subject to approval by the shareholders at the Meeting, and which options, subject to such approval, are not exercisable prior to July 1, 1996. See Proposal 4.

<F9>  Includes currently exercisable options granted pursuant to Dime's
      1986 Stock Option and Incentive Plan to purchase 50,000 shares.

<F10> Includes 1,000 shares owned jointly with spouse.

<F11> Does not include 2,000 shares owned by spouse and 2,000 shares owned by minor children, as to which shares Mr. Stapleton disclaims beneficial ownership.

<F12> Includes 10,000 shares owned jointly with spouse.

<F13> Includes currently exercisable options to purchase 5,000 shares pursuant to certain Non-Qualified Stock Option Agreements between Dime and Mr. Canavan and Mr. Farrell and 2,000 shares pursuant to Dime's 1986 Stock Option Plan for Outside Directors. Does not include options to purchase 10,000 shares granted pursuant to the 1996 Stock Option Plan for Outside Directors, which plan is subject to approval by the shareholders at the Meeting, and which options, subject to such approval, are not exercisable prior to July 1, 1996.
      See Proposal 4.

<F14> Includes 4,000 shares owned jointly with spouse, but does not include 200 shares owned by spouse, as to which Mr. Canavan disclaims beneficial ownership.

<F15> Includes 6,190 shares as to which Mr. Farrell shares voting and investment powers; 2,900 shares owned by F.J. Properties, Inc., of which Mr. Farrell is a partner; 500 shares owned by Advanced Medical
      Systems, Inc.'s profit sharing trust, of which Mr. Farrell is Co-
      Trustee; and 10,000 shares owned by Connecticut Enterprises, Inc., of which Mr. Farrell is a director and Treasurer.

<F16> Mr. Farrell is the brother-in-law of Jeanne Carmody, the wife of
      Robert Carmody, Senior Vice President of Dime.

<F17> Includes 946 shares as to which Judge Lukens shares voting and investment powers.

                             -------------------


THE BOARD OF DIRECTORS AND ITS COMMITTEES

      From January 1, 1995 through December 31, 1995, the Board of Directors of the Company held twelve regular meetings and seven special meetings. The committees of the Board of Directors of the Company for 1995 were the Audit Committee and the Personnel, Benefits, Nominating and Stock Option Committee. During the first quarter of 1995, the Personnel, Benefits and Stock Option Committee and the Nominating Committee, which prior to that time had been separate committees, were combined to form the Personnel, Benefits, Nominating and Stock Option Committee. The committees of the Board of Directors of Dime for 1995 were a Loan Committee which reviews loan policies and makes recommendations for Dime; a CRA Committee, which monitors the Community Reinvestment Act activities of Dime on a regular basis; an Asset Loss Control Committee, which monitors the management of adversely classified assets, including non-performing loans and foreclosed real estate; a Finance and Investment Committee, which monitors Dime investments and finance matters; and a Planning Committee, which monitors compliance with regulatory orders and addresses matters of strategic and long term planning. Each incumbent director attended at least 75 percent of the combined total of the meetings (held during the period for which he or she has been a director) of the Boards of Directors of the Company and Dime, and any committee(s) of the Boards of the Company or Dime of which he or she was a member.

      The Audit Committee met five times during 1995. The Audit Committee reviews the examination reports of state and federal regulatory agencies, the quarterly reports of the internal auditors of the Company and Dime, and the annual reports of the independent public accountants, and reviews the adequacy of the accounting, financial and operating controls of the Company and Dime. The members of the Audit Committee for 1995 were Francis
P. Feeney, Theodore H. Horwitz, Robert Nicoletti, and Gary O. Olson.

      The Personnel, Benefits, Nominating and Stock Option Committee met five times during 1995. This Committee, sitting as the Nominating Committee, recommends to the Board of Directors candidates for directors to be elected either at meetings of the shareholders or to be appointed by the Board of Directors from time to time for the purpose of filling any vacancy among the directors. The Committee will consider nominees recommended by shareholders but has no formal procedure for considering such nominees. The Committee, sitting as the Personnel and Benefits Committee, also recommends the compensation paid to the Company's executive officers. The members of the Personnel, Benefits, Nominating and Stock Option Committee for 1995 were M. Joseph Canavan, Francis P. Feeney, Fred A. Valenti and Robert Nicoletti.


COMPENSATION AND RELATED MATTERS

      The persons who serve on the Board of Directors of the Company also serve on the Board of Directors of Dime. Directors who are officers of the Company or Dime receive no additional compensation for serving as a director. In 1995, non-employee directors of Dime received $400 for each regular and special board meeting and $400 for each committee meeting that they attended. Non-employee directors of the Company do not receive any additional compensation. In addition, in 1995 non-employee directors of Dime were paid an annual retainer of $6,000 and Ralph D. Lukens was paid an additional annual retainer of $6,000 for services as Chairman of the Board. For the first quarter of 1995, Mr. Lukens received an additional stipend of $17,500 in consideration of his serving as acting Chief Executive Officer of the Company following the death of John C. Shortell in November 1994 until January 30, 1995, when Mr. Dionne was hired as Chief Executive Officer of the Company and Dime and for additional transitional services following the hiring of Mr. Dionne. In May of 1995, the Board of Directors, in recognition of Mr. Luken's extraordinary services to the Company and Dime, voted, subject to approval of the shareholders at the Meeting, to grant to Mr. Lukens an option to acquire 10,000 shares of the Common Stock of the Company at its then fair market value. (See Proposal 2 below)

      At a meeting held on December 12, 1995, the Board of Directors voted to increase the fees payable to non-employee directors commencing in January 1996 by increasing the fee for attending each board or committee meeting from $400 to $500, by increasing the annual retainer paid to each non-employee director from $6,000 to $10,000, and by increasing the additional annual retainer paid to the Chairman of the Board from $6,000 to $10,000. These changes, which represent the first increase in director fees since 1991, were in accordance with the recommendation of the Personnel and Benefits Committee which, among other things, relied upon a report of William M. Mercer, Incorporated, a benefits consulting firm retained by the Company to assist in a review of executive and director compensation and benefits.

Executive Compensation

      The following Summary Compensation Table shows the compensation of the Company's President and Chief Executive Officer, Senior Vice President and Chief Financial Officer, Senior Vice President - Retail, Bank Operations and Administration, and Senior Vice President - Senior Loan and Senior Credit Officer, earned in the 1995 fiscal year. (No such person was employed by the Company prior to 1995.) No other officers of the Company or Dime earned compensation exceeding $100,000 in 1995.



SUMMARY COMPENSATION TABLE

                                       Long Term
                                      Compensation
                                   Annual Compensation              Awards
                             --------------------------------     ----------
                                                                  Securities
Name                                                              Underlying    All Other
and Principal                            Salary         Bonus     Options       Compensation
Position                     Year        ($)            ($)       (#)           ($)
--------------------------------------------------------------------------------------------

Richard H. Dionne,           1995 (1)    198,846 (1)    75,000    50,000        1,076 (5)
  President & Chief
  Executive Officer

Albert E. Fiacre, Jr.,       1995 (2)     88,846 (2)    35,000    15,000          493 (5)
  Senior Vice President &
  Chief Financial Officer

Timothy R. Stanton,          1995 (3)     80,385 (3)    35,000    15,000          431 (5)
  Senior Vice President -
  Retail, Bank Operations
  and Administration,
  Chief Operating Officer

Frank P. LaMonaca,           1995 (4)     44,423 (4)    25,000    15,000          246 (5)
  Senior Vice President -
  Senior Loan and
  Senior Credit Officer

-------------------
<F1>  Mr. Dionne was hired on January 30, 1995. His annual base salary for
      1995 was $220,000.

<F2>  Mr. Fiacre was hired on March 3, 1995. His annual base salary for
      1995 was $110,000.

<F3>  Mr. Stanton was hired on April 3, 1995. His annual base salary for
      1995 was $110,000.

<F4>  Mr. LaMonaca was hired on July 31, 1995. His annual base salary for
      1995 was $110,000.

<F5>  Premiums paid by the Company in 1995 for term life insurance for named executive.

                             -------------------

      Options Granted in 1995. The following table shows the number and value of options granted to Messrs. Dionne, Fiacre, Stanton and LaMonaca in 1995.


                            OPTION GRANTS IN 1995

                       Potential Realizable Value
                            at Assumed Annual
                          Rates of Stock Price
                            Individual Grants                                 Appreciation For Option Term
---------------------------------------------------------------------------   ----------------------------
                        Number of     % of Total
                        Securities    Options
                        Underlying    Granted to   Exercise or
                        Options       Employees    Base Price    Expiration
      Name              Granted       in 1995      ($/Share)     Date          5%($)      10%($)
------------------------------------------------------------------------------------------------

Richard H. Dionne       50,000(1)     49.26%        9.375        1/29/05       294,794    747,067

Albert E. Fiacre, Jr.   15,000(2)     14.78%        9.9375       3/2/05         93,745    237,567

Timothy R. Stanton      15,000(3)     14.78%        9.25         4/2/05         87,259    221,132

Frank P. LaMonaca       15,000(4)     14.78%       11.00         7/30/05       103,768    262,968

-------------------
<F1>  The options vest as to 25,000 shares on 1/30/95 and as to the remaining 25,000 shares on 1/30/96.

<F2>  The options vest as to 7,500 shares on 3/2/96 and as to the remaining 7,500 shares on 3/2/97.

<F3>  The options vest as to 7,500 shares on 4/2/96 and as to the remaining 7,500 shares on 4/2/97.

<F4>  The options vest as to 7,500 shares on 7/30/96 and as to the remaining 7,500 shares on 7/30/97.

                             -------------------

      Year-End Option Value Table. The following table shows the number and value of unexercised options held by Messrs. Dionne, Fiacre, Stanton and LaMonaca at December 31, 1995 to acquire shares of the Common Stock of the Company. No options were exercised by Messrs. Dionne, Fiacre, Stanton and LaMonaca in 1995.


                    AGGREGATE OPTIONS EXERCISABLE IN 1995
                         AND 12/31/95 OPTION VALUES

                             Number of Securities             Value of Unexercised
                            Underlying Unexercised            In-the-Money Options
                            Options at 12/31/95 (#)              at 12/31/95(1)
                          ----------------------------    ----------------------------
Name                      Exercisable    Unexercisable    Exercisable    Unexercisable
--------------------------------------------------------------------------------------

Richard H. Dionne         25,000         25,000           $103,125       $103,125

Albert E. Fiacre, Jr.          0         15,000                 $0       $ 53,438

Timothy R. Stanton             0         15,000                 $0       $ 63,750

Frank P. LaMonaca              0         15,000                 $0       $ 37,500

-------------------
<F1>  Market value of underlying securities at 12/31/95, minus the exercise price.

Employment Agreement

      The Company and Dime have entered into an employment agreement (the "Employment Agreement") with Richard H. Dionne, President and Chief Executive Officer, whereby Mr. Dionne has agreed to remain in the employ of the Company and Dime (the "Employers"), and the Employers have agreed to retain Mr. Dionne's services for a period of thirty-six (36) months from January 31, 1995 to January 31, 1998 (the "Term"). During the first year of the Term, Mr. Dionne's base salary is set at the annual rate of $220,000, and for the remainder of the Term his base salary is set at $220,000 or such larger sum as the Board of Directors of Dime may from time to time determine in connection with annual performance reviews. In addition, Mr. Dionne will be eligible to earn annual bonus payments during the Term that are conditional upon the achievement of individual or other goals for the bonus period. Mr. Dionne's target incentive bonus will be $60,000 for each calendar year of the Term. If during the Term Mr. Dionne is terminated by the Employers other than for cause, disability, material breach, as these terms are defined in the Employment Agreement, or death, the Employers will pay to Mr. Dionne a lump sum severance payment equal to the commuted value of Mr. Dionne's base salary in effect or authorized at the time of the termination for the period remaining in the Term (determined by discounting all payments at an agreed upon discount rate). Mr. Dionne also would receive these benefits if he terminated his employment for "good reason" as it is defined in the Employment Agreement. He would not, however, receive any benefits under the Employment Agreement if he is otherwise entitled to accept benefits provided for in the Change of Control Agreement described below. As originally entered into, the Employment Agreement provided for reimbursement of Mr. Dionne for up to $50,000 for expenses incurred in relocating from Massachusetts to Connecticut and for brokerage commission on the sale of Mr. Dionne's Massachusetts residence. The Bank also agreed to pay for interim housing expenses until relocation to Connecticut. Effective as of January 18, 1996, the Employment Agreement was amended by substituting for the foregoing provisions a relocation allowance of $125,000 (inclusive of moving expenses) but contingent on Mr. Dionne's relocation to Connecticut.

Change-In-Control Severance Agreements

      The Company and Dime (the "Employers") also have entered into change-in-control severance agreements (the "Change-In-Control
Agreements") with each of their four senior officers, Richard H. Dionne, Albert E. Fiacre, Jr., Timothy R. Stanton, and Frank P. LaMonaca
(hereinafter "Executive" or "Executives").

      For a period of two (2) years following a "change-in-control," as defined in each Change-In-Control Agreement, the Executive would be entitled to certain payments in the event of the termination of his employment other than upon death, retirement or disability or by the Employers for "cause," as defined in the Change-In-Control Agreement, or in the event of a termination by the Executive for "good reason" ("Change-In-Control Termination"). If the Executive terminates his employment because of a reduction of his compensation, position, duties, or responsibilities, the need to move his principal residence, the non-payment by the Employers of any salary, bonus or other material benefit due to the Executive, or a material breach of any material terms of employment, such termination would be considered to be for "good reason."

      Upon a Change-In-Control Termination, Mr. Dionne would be entitled to, among other benefits, a lump sum severance benefit of 2.99 times the average of the cash compensation received by Mr. Dionne from the Employers in the most recent three (3) (or such lesser number as may exist) years in which Mr. Dionne was employed prior to the date of his termination. In the case of each of Messrs. Fiacre, Stanton and LaMonaca, the lump sum severance benefit equals one (1) times the cash compensation received by the Executive in the most recent calendar year of employment prior to termination. (Compensation in 1995, if relevant for the foregoing purposes, will be annualized.) In addition, all stock options granted to each Executive under any plan of the Employers would become immediately exercisable in full and remain so for a period of three (3) months from the date of the Change-In-Control Termination. Benefits payable under the change-in-control Agreement are subject, however, to the limitation described in Section 280 G of the Internal Revenue Code of 1986, as amended, if applicable.

      The Change-In-Control Agreements also include a non-competition covenant (the "Covenant") between each Executive and the Employers. In the event of the termination of the Executive's employment with the Employers, for a period of one (1) year the Executive agrees not to engage in competitive activity with the Employers by becoming interested in any way (except as an owner of stock in a public corporation in a nominal amount) in any other business similar to that of the Employers or in any way in competition with the Employers, or to lend his name to any business which is, or as a result of the Executive's engagement or participation would become competitive with the Employers, in any city or town where the Employers operate a full service branch. The Covenant does not apply if the Executive terminates his employment for good reason, or if the Employers terminate his employment other than for cause, disability, or material breach, as defined in the Change-In-Control Agreements.

Report of Personnel, Benefits, Nominating and Stock Option Committee

      The following summarizes the Personnel, Benefits, Nominating and Stock Option Committee Report on Executive Compensation for 1995.


                         DIME FINANCIAL CORPORATION
         PERSONNEL, BENEFITS, NOMINATING AND STOCK OPTION COMMITTEE
                      REPORT ON EXECUTIVE COMPENSATION

      The Company provides no compensation to its executive officers. Rather, Dime provides their compensation. For this reason, the Personnel, Benefits, Nominating and Stock Option Committee of Dime, sitting as the Personnel and Benefits Committee, recommends the compensation paid to the Company's executive officers.

      Historically, the Committee has considered several factors when determining executive officer compensation. The first factor is industry data from a peer group of companies on the salary ranges and actual incumbent salary for the positions under review. Another factor is the financial performance of the Company with respect to previous years and with respect to other publicly traded thrifts in Connecticut. Return on average equity, return on average assets, deposit growth, and cash dividends to shareholders represent some of the financial performance elements considered.

      In addition to basing salary decisions on the above factors, the Committee also annually recommends to the full Board of Directors bonus compensation to be paid under the Company's Profit Incentive Plan for the current year and appropriate corporate performance targets under the Plan for the coming year. Target bonus awards are established for the Company's executive officers as a percentage of base salary. Bonuses are paid only if the established corporate performance targets are met. While all of the above factors play a role in the Committee's decisions regarding the Profit Incentive Plan, the absolute level of profitability in the current year and the payment of cash dividends to shareholders are significant factors in determinations under the Profit Incentive Plan.

      In 1995, the Company effected a major reorganization, which included retention of a Chief Executive Officer and new senior management personnel. Under the leadership of its new management personnel, the Company implemented a number of programs authorized by the Board and designed to improve the operating results of the Company and to position the institution for future growth. The Company and its shareholders began to experience the benefits of these programs in 1995.

      In connection with, and to assist the Committee in conducting, the performance evaluation of senior management for 1995, the Committee authorized the retention of the benefits consulting firm of William M. Mercer, Incorporated ("Mercer"). The Committee requested and received Mercer's advice and recommendations concerning competitive levels of senior executive salary, bonus and other benefits provisions among peer groups that Mercer considered appropriate in the banking industry. Mercer was also asked to analyze the Company's overall compensation plan for competitiveness and to recommend a model for use by the Committee to manage the compensation program in a sound manner. In a written report prepared for the Committee (the "Mercer Report"), Mercer set forth its conclusions and recommendations.

      The Mercer Report recommends that base salary levels for the CEO and other senior executive officers of the Company be established at levels that are competitive in the marketplace and that both short-term incentive compensation (bonus) awards and long-term incentive compensation programs (stock option or other equity-based awards) be designed to recognize and reward the achievement of individual and institutional performance goals, as measured against established targets and peer group performance. The Mercer Report recommends specific salary levels and short-term incentive award ranges for the CEO and each of the other senior executive officers. The Mercer Report recommends assessing performance awards on the basis of factors such as achievement of financial performance objectives, comparison of return on shareholders' equity to members of an appropriate peer group, and the meeting of established individual performance goals.

      In assessing competitive levels of base salary and bonus, the Mercer Report reviewed data obtained from proxy statements and published surveys, and selects comparative data from a peer group ("Peer Group") consisting of six banking institutions in the States of Connecticut, Massachusetts and Vermont, and four recognized executive compensation surveys (two national, one New England and one Northeast). All of the foregoing compensation data sources involve institutions with total assets between $500 million and $1 billion. Institutions were selected giving consideration, in part, to ROA and ROE at levels consistent with those of the Company. The Peer Group selected by Mercer in the Mercer Report is not the same group of institutions that comprise the KBW Index shown in the Stock Performance Graph, which is a larger group of institutions with more diverse characteristics.

      The Committee considered the conclusions and recommendations in the Mercer Report in reaching decisions with respect to 1995 CEO and other executive officer compensation. The Committee determined to adjust base salary levels to levels that it believes are competitive in the marketplace. The Committee further determined to modify the Company's incentive compensation program, over time, to increase the emphasis on variable compensation in the form of performance-based bonuses and equity-based awards. The Committee resolved that, overall, the Company's executive compensation program should seek both to attract, retain and motivate high quality and experienced senior executive talent and to provide the necessary motivation to enhance Company performance and resulting shareholder value.

      Long-term equity-based incentive awards encourage officer retention and tie executive opportunity for financial reward to the financial success experienced by the Company's shareholders. Determinations regarding individual grants of short-term and long-term compensation awards are made by the Committee based on a subjective assessment of the various factors cited above in this report. Generally, options granted as long-term incentive are awarded so as to vest in annual increments beginning on the first anniversary of the date of grant and to expire in not more than ten years.

      CEO Compensation. In 1995, the compensation of the Company's Chief Executive Officer, Mr. Dionne, consisted of base salary, incentive bonus, and performance stock option awards. Base salary was established as of the date of hire in January at $220,000 per year, a short-term incentive (bonus) target of $60,000 was established, and an equity option award was made upon hiring. Based upon its assessment of Mr. Dionne's and the Company's performance in 1995, measured against the factors described above in this report, the Committee recommended, and the Board subsequently approved, a 1995 bonus for Mr. Dionne of $75,000. The fact that this amount exceeds the original $60,000 target reflects both the Committee's assessment that Mr. Dionne's performance exceeded target objectives.

      Under Mr. Dionne's leadership in 1995, the Company reported net income of $6.0 million, an increase of 28% over 1994. The increase in earnings resulted directly from expense controls and other actions recommended and implemented by senior management. In 1995, the levels of both non-performing loans and non-performing assets declined, while the ratio of reserves to non-performing loans increased. Operating expenses declined by 25%. Shareholder equity, regulatory capital, total assets and total deposits all increased. The Company's ROA increased to 0.95% from 0.71% in 1994 and the Company's ROE rose to 12.82% from 11.06% in 1994. Finally, but importantly, the financial performance of the Company was such as to permit action by the Board of Directors to reinstate the quarterly dividend effective in the first quarter of 1996.

      The Committee also established the 1996 base salary for Mr. Dionne at $245,000, a level the Committee believes consistent with the conclusions in the Mercer Report. To provide future incentive consistent with Company and shareholder goals, the Committee approved, and the Board subsequently ratified, a grant to Mr. Dionne of a non-qualified stock option to purchase 25,000 shares of the Company's common stock, to be effective on January 1, 1996, at an exercise price of $13-1/2 per share. The option vests 50% on January 1, 1997 and 50% on January 1, 1998, or 100% in the event of the occurrence of a change-in-control of the Company as defined in the option agreement. Mr. Dionne must be employed by the Company in order to vest on the foregoing dates.

      Other Senior Executive Officers. Compensation decisions with respect to senior executive officers other than the CEO are also made by the Committee by applying the factors described above in this report. In addition, an important factor considered by the Committee is the recommendation of the CEO with respect to each of the other senior executive officers. In making his recommendation to the Committee, the CEO also applies the above factors to the performance of each executive officer.

      In 1995, the compensation of the Company's senior executive officers other than the CEO, Messrs. Fiacre, Stanton and LaMonaca, consisted of base salary, incentive bonus, and performance stock option awards. Each of Messrs. Fiacre, Stanton and LaMonaca was hired in 1995 at an annual base salary of $110,000. Each also received, upon hiring, an option to acquire 15,000 shares of the Company's common stock. Based upon its assessment of the factors described above in this report, the Committee recommended, and the Board subsequently approved, a 1995 bonus for Messrs. Fiacre, Stanton and LaMonaca of $35,000, $35,000 and $25,000, respectively (the lower amount for Mr. LaMonaca reflecting only his shorter period of employment in 1995). The Committee established the 1996 base salary for each of Messrs. Fiacre, Stanton and LaMonaca at $122,500. The Committee also approved, and the Board subsequently ratified, a grant of a non-qualified stock option to each of Messrs. Fiacre, Stanton and LaMonaca to purchase 13,500 shares of the Company's common stock, to be effective on January 1, 1996, at an exercise price of $13-1/2 per share. The other terms of the option agreements with these executive officers are similar to the terms described above in Mr. Dionne's option agreement.

      The Committee also approved the granting of options to a number of other officers of the Company at the same time. (Options for a total of 37,000 additional shares were granted to a total of 26 officers.) All of the foregoing options, including those granted to the CEO and other senior executive officers, were granted under the 1986 Stock Option and Incentive Plan.

      The Committee discussed the subject of setting incentive targets for its senior executives in 1996, which, among other things, would be used as measures for assessing 1996 performance and determining 1996 bonus awards. The Committee determined that such incentive goals should be tied closely to the strategic plan objectives for the Company for 1996 and the 1996 budget. The Committee decided to defer setting incentive targets until these matters have been concluded.

      Director Compensation. At the Committee's request, Mercer also considered and addressed in the Mercer Report peer group comparisons and recommendations with respect to compensation of outside Directors. The Mercer Report recommended emphasis on stock-based compensation for Directors. The Committee considered the fact that Directors' compensation at the Company had not been increased for a number of years and that the commitment to meetings had expanded in recent years. Based on these factors, the Committee approved a recommendation, subsequently adopted by the Board, to increase the per meeting fee for attendance at Board and Committee meetings from $400 to $500 per meeting, to increase the retainer fee for outside Directors from $6,000 to $10,000 per year, and to increase the additional annual stipend for the Chairman of the Board from $6,000 to $10,000. All of the foregoing increases were effective January 1, 1996. The Committee believes that all of the foregoing amounts are consistent with the findings in the Mercer Report.

      The Committee discussed the fact that the 1986 Stock Option and Incentive Plan and the 1986 Stock Option Plan for Outside Directors, each adopted in 1986 for a period of ten years, would expire in July 1996. The Committee considered alternative means of providing stock incentives to officers and Directors and the benefits of coordinating executive and management compensation with stockholder interests. The Committee reviewed the proposed 1996 Stock Option and Incentive Plan and the proposed 1996 Stock Option Plan for Outside Directors. The Committee recommended adoption of both plans.

      If the 1996 Stock Option Plan for Outside Directors is approved by the stockholders, effective as of January 1, 1996 each outside Director of the Company on that date will receive an option for 10,000 shares of Company common stock exercisable at $13-1/2 per share, the closing price for the Company's stock on December 29, 1995 (the last trading day before January 1, 1996).

      Personnel, Benefits, Nominating and Stock Option Committee Members

                        Fred A. Valenti, Chairperson
                              M. Joseph Canavan
                              Francis P. Feeney
                              Robert Nicoletti

Personnel, Benefits, Nominating and Stock Option Committee Interlocks and Insider Participation

      The proxy regulations require the Company to disclose members of the Personnel, Benefits, Nominating and Stock Option Committee who were previously officers or employees of the Company or Dime, or who had an interlocking relationship with a compensation committee of another entity. Francis P. Feeney, a member of this Committee until his retirement on December 19, 1995, retired in 1988 as President, Treasurer, and Chief Executive Officer of Dime.

Employee Benefit Plan

      Dime maintains a noncontributory, defined benefit pension plan which is qualified under the Employee Retirement Income Security Act of 1974, as amended, and covers employees and officers of the Company or Dime who have attained the age of 21 years and in one year have completed at least 1,000 hours of service with the Company or Dime. The following table illustrates annual pension benefits under the Pension Plan for retirement at 65 under the most current plan provisions available for various levels of compensation and years of services as of January 1, 1996.



                         ANNUAL PENSION BENEFIT (a)
                     BASED ON YEARS OF CREDITED SERVICE


Final Average Compensation (b)                 Years of Credited Service(f)
------------------------------     -----------------------------------------------------
                                   10         15         20         25          30(c)

       $ 25,000                    $ 3,500    $ 5,250    $ 7,000    $  8,750    $ 10,500
         50,000                      8,380     12,570     16,760      20,950      25,140
         75,000                     13,380     20,070     26,760      33,450      40,140
        100,000                     18,380     27,570     36,760      45,950      55,140
        125,000                     23,380     35,070     46,760      58,450      70,140
        150,000                     28,380     42,570     56,760      70,950      85,140
        200,000 (e)                 38,380     57,570     76,760      95,950     115,140
        225,000 (e)                 43,380     65,070     86,760     108,450     130,140(d)

-------------------
<F1> (a)  Calculated according to the following formula in effect through
          December 31, 1995:  1.4% of final average compensation up to Social
          Security Covered Compensation (1995 basis) plus 2% of final average compensation in excess of Social Security Covered Compensation, all multiplied by years of credited service.

<F2> (b)  Average salary for highest 5 consecutive years.

<F3> (c)  Maximum years of credited service is 30.

<F4> (d)  Maximum benefit payable to a retiree age 65 in 1996 is $120,000.

<F5> (e)  Maximum Allowable Compensation used to determine Benefits is
          $150,000 in 1995 and $150,000 in 1996.

<F6> (f)  As of December 31, 1995, the individuals listed in The Summary
          Compensation Table had the following years of credited service:  Mr.
          Dionne, 1.0 years; Mr. Fiacre, 1.0 years; Mr. Stanton, 1.0 years;
          Mr. LaMonaca, 0.4 years. If they remain in the employ of the Bank through age 65, they will have 14.4, 20.2, 27.0 and 26.75 years of credited service, respectively, under the Plan. The compensation of Messrs. Dionne, Fiacre, Stanton and LaMonaca listed as "Salary" in the Summary Compensation Table above counts as annual compensation for purposes of the Plan.

                             -------------------


TRANSACTIONS WITH MANAGEMENT AND OTHERS

      Some of the directors and executive officers of the Company or Dime are and have been customers of Dime and have had banking transactions with Dime before and since January 1, 1995. Loans made to such persons, and to corporations or organizations of which any of such persons is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities, if any, (i) were made in the ordinary course of Dime's business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features.

      As a matter of policy, loans are made to directors, officers and employees of Dime in compliance with Regulation O of the Federal Reserve Board regulations and Section 36a-263 of the Connecticut General Statutes on substantially the same terms, including interest rates, as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. On September 19, 1995, the Board of Directors of Dime passed a resolution prohibiting future loans or personal endorsements to directors or executive officers of the Company or Dime and their immediate family members (as defined in Regulation O) and to require pre-approval by the Board of Directors of any modification to existing relationships. The Company and Dime had no loans outstanding as of February 21, 1996 to any person known by the Company to be a beneficial owner of more than five percent of the Common Stock.

      Any business transactions of the Company or Dime with officers, directors, employees, principal shareholders or affiliates of the Company or Dime, have been and will be on terms no less favorable to the Company or Dime than could have been or could be obtained from third parties. If a director of the Company also was an executive officer or 10% shareholder of another entity during 1995, then the Company neither paid to nor received from such entity for property or services an amount in excess of 5% of either (1) the Company's gross consolidated revenues or (2) the entity's gross consolidated revenues, unless the amounts paid for such property or services were determined by competitive bids. Furthermore, neither the Company, nor its subsidiaries were indebted to any such entity in an aggregate amount exceeding 5% of the Company's total consolidated assets.


COMPLIANCE WITH SECTION 16(a) OF THE 1934 ACT

      Section 16(a) of the 1934 Act requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities ("10% Shareholders") to file reports of beneficial ownership of Company Common Stock and of changes in beneficial ownership with the Commission and the NASD. Specific due dates are prescribed for the filings. Officers, directors, and 10% Shareholders are required by the Commission to furnish the Company with copies of all
Section 16(a) forms they file.

      Based solely on its copies of such forms received by the Company, or written representations from certain reporting persons, the Company believes that in fiscal 1995 all filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were properly and promptly satisfied.


PERFORMANCE GRAPH

      Set forth below is a line graph comparing the cumulative total shareholder return on the Company's Common Stock, based on the market price of the Common Stock and assuming the reinvestment of dividends, with the cumulative total return of companies on the NASDAQ Market Value Index and the reported total return of companies on the KBW New England Savings Bank Index.


                  FIVE YEAR TOTAL RETURN COMPARISON* AMONG
  DIME FINANCIAL CORPORATION, NASDAQ AND KBW NEW ENGLAND SAVINGS BANK INDEX

      The graph assumes a $100 investment on January 1, 1991 in the Company's Common Stock, the NASDAQ Market Index and the KBW New England Savings Bank Index.


                            LINE CHART GOES HERE


                                      12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95
-----------------------------------------------------------------------------------------------------

Dime Financial Corp.                  100         69        141        175        202        312
KBW New England Savings Bank Index    100        176        308        412        414        647
NASDAQ Market Index                   100        129        131        158        164        205

-------------------
<F1> *  Total return assumes reinvestment of all dividends.

THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES PRESENT, IN PERSON OR BY PROXY, AND ENTITLED TO VOTE AT THE MEETING IS REQUIRED TO ELECT EACH NOMINEE FOR DIRECTOR. THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.



                                 PROPOSAL 2

                    NON-QUALIFIED STOCK OPTION AGREEMENT


      The Company has entered into a Non-Qualified Stock Option Agreement (the "Non-Qualified Stock Option Agreement") dated May 9, 1995, with Mr. Ralph D. Lukens (referred to below as the "Optionee"), Chairman of the Board of Directors of the Company and Dime. Pursuant to the Non-Qualified Stock Option Agreement, the Optionee received, in consideration of extraordinary services rendered by him to the Company and Dime in 1994 and early 1995, an option to purchase 10,000 shares of Company Common Stock, subject to approval by the shareholders of the Company. Such option was not granted under the 1986 or the 1996 Stock Option Plan for Outside Directors. 10,000 shares of Company Common Stock are reserved for issuance upon exercise of options granted pursuant to the Non-Qualified Stock Option Agreement.

      Pursuant to the Non-Qualified Stock Option Agreement, the price per share to be paid upon exercise of options is $10.125 (the "Exercise Price"). The Exercise Price is equal to the fair market value of Company Common Stock on the date the grant was made. The option is exercisable by the Optionee in whole or in part upon tendering to the Company in cash or by check a sum equal to the product of the number of shares for which the option is being exercised and the Exercise Price. The option is first exercisable on May 9, 1996, one year following the date of grant, and will expire in ten years unless terminated earlier. If the Non-Qualified Stock Option Agreement is not approved by the shareholders of the Company, the option will be null and void as of the date of grant.

      The exercise of an option by delivery of cash or a check in payment of the Exercise Price will generally give rise to the receipt of ordinary compensation income at the time of exercise for federal income tax purposes taxable to the Optionee in an amount equal to the excess of the fair market value of the shares of Company Common Stock acquired upon the exercise of the option on the date of exercise over the Exercise Price for such shares.

      If shares of Company Common Stock acquired through the exercise of an option are sold, then the gain or loss arising from such sale, based on the difference between the amount realized upon such sale and the value of such shares of Company Common Stock on the date compensation is realized, will constitute capital gain or loss, provided that such Common Stock is held as a capital asset.

      The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the Optionee is required to recognize ordinary compensation income as described above. To the extent that the Optionee recognizes capital gains in the manner described above, the Company will not be entitled to any corresponding deduction for federal income tax purposes.

THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES PRESENT, IN PERSON OR BY PROXY, AND ENTITLED TO VOTE AT THE MEETING IS REQUIRED TO APPROVE THE NON-QUALIFIED STOCK OPTION AGREEMENT. THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE NON-QUALIFIED STOCK OPTION AGREEMENT.


                                 PROPOSAL 3

                      APPROVAL OF THE 1996 STOCK OPTION
                             AND INCENTIVE PLAN


      The Board of Directors of Dime Financial Corporation (the "Board") has adopted the 1996 Stock Option and Incentive Plan (the "Plan"), and recommends its approval by the stockholders. Subject to the foregoing approval of the Plan by the stockholders, the effective date of the Plan ("Effective Date") is January 1, 1996. If approved by the stockholders the following Plan will be in addition to and supplementary to the 1986 Plan. As of February 21, 1996, 23,350 of the 360,000 shares originally authorized for issuance under the 1986 Plan remained available for grants in accordance with the 1986 Plan, but only until July 16, 1996, the expiration date of the 1986 Plan. The following discussion is a summary of the proposed Plan.

      Purpose. The purpose of the Plan is to provide incentives to selected full-time employees of Dime Financial Corporation (the "Company") and its subsidiaries ("Related Companies"), to encourage stock ownership by such employees, increasing their proprietary interest in the success of the Company and encouraging them to remain employees of the Company or of a Related Company. The Plan provides for Incentive Stock Options and Nonqualified Stock Options (collectively "Options"). The Plan does not provide for the issuance of stock appreciation rights.

      Administration. The Plan will be administered by a Stock Option Committee (the "Committee") appointed by the Board. The Committee will consist of at least three individuals all of whom are disinterested persons for purposes of Rule 16b-3 of the Securities Exchange Act of 1934, as such Rule may be hereafter amended ("Rule 16b-3"). The Board, at its pleasure, may remove members from or add members to the Committee.

      In addition to the other powers granted to the Committee under the Plan, the Committee has the power, subject to the terms of the Plan: (i) to determine which of the eligible employees will be granted Options; (ii) to determine the time or times when Options will be granted and to determine the number of shares subject to each Option; (iii) to grant Options; (iv) to accelerate or extend (except for Incentive Stock Options) the date on which a previously granted Option may be exercised; (v) to prescribe the form of agreement evidencing Options granted pursuant to the Plan; and (vi) to construe and interpret the Plan and the agreements evidencing Options granted pursuant to the Plan, and to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

      Shares Subject to Options. The shares subject to Options shall be either authorized and unissued shares or treasury shares. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is Three Hundred Ninety Thousand (390,000). Except as provided below, if an Option expires or terminates for any reason, in whole or in part, without being exercised, the number of shares as to which such expired or terminated Option has not been exercised may again become available for the grant of Options under the Plan.

      Adjustment to Options. In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchange of shares, separations, reorganizations, or liquidations, the Committee will make appropriate adjustments in the number of shares available under the Plan in the aggregate and the maximum number of shares as to which Options may be granted to any Participant. The Committee will also make appropriate adjustment in the number of shares of Common Stock as to which outstanding Options or portions thereof then unexercised, shall relate, so that the Participant's proportionate interest is maintained as before the occurrence of such events; such adjustment to be made without change in the total price applicable to the unexercised portion of Options and with a corresponding adjustment in the option price per share.

      Eligibility. The individuals who are eligible to receive Options are such full-time employees employed by the Company or a Related Company as are selected by the Committee. Participants chosen to participate under the Plan ("Participants") may be granted an Incentive Stock Option, a Nonqualified Stock Option, or any combination thereof.

      Incentive Stock Options. Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations promulgated thereunder by the Internal Revenue Service prescribe certain conditions that must be satisfied for an option to qualify for Incentive Stock Option treatment. For example, the aggregate fair market value of the Common Stock (determined at the time of the grant) for which an employee may be granted Incentive Stock Options which first become exercisable in any calendar year may not exceed $100,000. The $100,000 limitation applies in the aggregate to options under all plans of the Company and Related Companies.

      Moreover, Incentive Stock Options may not be granted to an employee who, immediately before the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or a Related Company unless the option price is at least 110% of the fair market value of the Common Stock subject to the Incentive Stock Option at the time such option is granted and the option expires within five (5) years of the date of the grant.

      No Tandem Options. There shall be no terms and conditions under an Option which provide that the exercise of an Incentive Stock Option reduces the number of shares for which a Nonqualified Stock Option may be exercised; and there shall be no terms and conditions under an Option which provide that the exercise of a Nonqualified Stock Option reduces the number of shares for which an Incentive Stock Option may be exercised.

      Option Price. Incentive Stock Options must be granted at a price at least equal to the fair market value of shares of Common Stock on the date of the grant. Under the Plan, Nonqualified Stock Options must be granted at a price at least equal to 50% of the fair market value of shares of Common Stock on the date of the grant.

      Exercise of Options. The period during which an Option may be exercisable may not exceed ten (10) years from the date the Option is granted; provided, however, that the Option may be terminated sooner in the event of termination of employment, as described below. Subject to the foregoing, the Committee may establish a period or periods with respect to all or any part of the Option during which such Option may not be exercised and at the time of a subsequent grant of an Option or at such longer time as the Committee may determine accelerate the right of the Participant to exercise all or any part of the Option not then exercisable. The number of shares of Common Stock which may be purchased at any one time shall be 100 shares, a multiple thereof or the total number at the time purchasable under the Option. The exercise price shall be payable on exercise of the Option in cash or by certified check, bank draft or postal or express money order.

      Death; Disability; Termination of Employment. If the Participant's employment is terminated for any reason other than death or disability, and in the case of a Nonqualified Stock Option, also retirement, any outstanding Option will expire on the earlier of its expiration date or three (3) months following such termination.

      In the case of an Incentive Stock Option, if the Participant's employment is terminated by reason of disability, any outstanding Incentive Stock Option will expire on the earlier of its expiration date or one (1) year after such termination. If the Participant's employment is terminated by reason of death, the representative of the Participant's estate or beneficiaries thereof to whom the Incentive Stock Option has been transferred will have the right during the one (1) year period following the date of the Participant's death to exercise any then outstanding Options in whole or in part. In no way will the period for exercising extend beyond the date on which such Option would otherwise expire. The number of shares in respect to which an Option may be exercised after the Participant's death will be the number of shares in respect to which such Option could be exercised as of the date of death.

      In the case of a Nonqualified Stock Option, if the Participant's employment is terminated by reason of disability, retirement, or death, there is no time limit on the date by which the Option must be exercised other than the expiration date of the Option.

      Stockholders' Rights. A Participant entitled to shares as a result of the exercise of an Option will not be deemed to be, or have rights as, a stockholder of the Company, except to the extent a stock certificate is issued for such shares and then only from the date such certificate is issued.

      Amendment; Duration of Plan. The Board may from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without the further approval of the shareholders, no such revision or amendment shall (a) increase the number of shares of Common Stock subject to the Plan, (b) decrease the price at which Options may be granted, (c) remove the administration of the Plan from the Committee, (d) modify the requirements as to eligibility for a grant of an Option, or (e) materially increase the benefits accruing to the Participants under the Plan.

      Unless sooner terminated by the Board, the Plan will remain in effect for a period of ten (10) years after the Effective Date of the Plan. No Options may be granted after the termination of the Plan.

      Transfer of Options. No Option may be assigned or transferred except by will and/or by the laws of descent and distribution. Options may be exercised during the life of any Participant only by such Participant.

      Federal Income Tax Consequences. Options granted under the Plan may be either Incentive Stock Options or Nonqualified Stock Options.

      A Participant will not recognize income for federal income tax purposes upon the grant of an Incentive Stock Option. If a Participant is employed by the Company or a Related Company throughout the period ending three (3) months (one (1) year for disabled Participants, and no limit for deceased Participants) prior to the exercise of an Incentive Stock Option, no income will be recognized upon the exercise of the Option. However, the difference between the option price and the fair market value of the Common Stock acquired on the date of the exercise will be included in income for purposes of the alternative minimum tax to the extent provided by Section 56(b)(3) of the Code. If no disposition of the Common Stock acquired upon the qualifying exercise of the Incentive Stock Option occurs until after more than two (2) years after the Incentive Stock Option was granted and more than one (1) year after the transfer of such Common Stock to the Participant, any gain or loss recognized upon such disposition will be treated as long-term capital gain or loss.

      The disposition of the Common Stock acquired upon the exercise of an Incentive Stock Option within two (2) years after the Incentive Stock Option was granted or within one (1) year after the transfer of the stock to the Participant will be a disqualifying disposition, and the Participant will generally recognize (i) ordinary compensation income for federal income tax purposes in an amount equal to the excess of the fair market value on the date of exercise of the Common Stock acquired over the option price and (ii) short- or long-term capital gain (depending on how long the Common Stock was held) to the extent the Common Stock is disposed of in a sale or taxable exchange at a price in excess of the value of such stock on the date of exercise. If the amount realized by the Participant upon such a disposition is less than the value of the Common Stock on the date of exercise, then the amount of income realized will be all compensation income and will be limited to the excess of the amount realized on the sale or exchange over the option price of the Common Stock.

      A Participant will not recognize income for federal income tax purposes upon the grant of a Nonqualified Stock Option. Upon the exercise of a Nonqualified Stock Option, a Participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the option price. Any gain or loss recognized by the Participant on the subsequent disposition of the stock will be capital gain or loss.

      The Company will generally be entitled to a deduction for federal income tax purposes at the time and in the amount that ordinary compensation income is realized by a Participant. To the extent that a Participant recognizes capital gain as discussed above, the Company will not be entitled to a deduction for federal income tax purposes.

      Any Participant exercising an Option will be required to pay either to the Company or a Related Company (as applicable) the amount of any taxes the Company or Related Company is required by law to withhold with respect to the exercise of such Option. The payment will be due on the date the Company or Related Company is required by law to withhold such taxes. The payment may also be made at the election of the Participant by the surrender of shares then owned by the Participant, or the withholding of shares otherwise to be issued to the Participant on exercise, in an amount that would satisfy the withholding amount due. Any election made by a Participant subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, shall be in accordance with the requirements of Rule 16b-3 and any interpretations thereof of the Securities and Exchange Commission. The value of the shares withheld or delivered will be equal to the fair market value of the shares on the date of exercise. In the event that payment is not made when due, the Company will have the right to deduct, to the extent permitted by law, from any payment of any kind otherwise due to the Participant from the Company or a Related Company, all or part of the amount required to be withheld.

      Because of the complexity of the provisions of the tax laws applicable to stock options, the Company advises each Participant to consult with a tax advisor as to the federal, state and local income and other tax consequences of an exercise of an Option or of a disposition of the shares so acquired, prior to such events.

      Grants Under Plan. As of February 21, 1996, no grants of Options had been authorized under the 1996 Plan. All officer option grants effective on January 1, 1996, as described in the Personnel and Benefits Committee Report on Executive Compensation, were granted under the 1986 Plan.

THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES PRESENT, IN PERSON OR BY PROXY, AND ENTITLED TO VOTE AT THE MEETING IS REQUIRED TO APPROVE THE 1996 STOCK OPTION PLAN AND INCENTIVE PLAN. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE 1996 STOCK OPTION AND INCENTIVE PLAN.


                                 PROPOSAL 4

                      APPROVAL OF THE 1996 STOCK OPTION
                         PLAN FOR OUTSIDE DIRECTORS


      The Board of Directors of Dime Financial Corporation (the "Board") has adopted the 1996 Stock Option Plan for Outside Directors (the "1996 Outside Directors' Plan" or the "Plan"), and recommends its approval by the stockholders. Subject to the foregoing approval of the Plan by the stockholders of the Company, the effective date of the Plan ("Effective Date") is January 1, 1996. As of February 21, 1996, 18,000 of the 100,000 shares originally authorized for issuance under the 1986 Stock Option Plan for Outside Directors remained available for grant in accordance until the 1986 Plan, but only until July 16, 1996, the expiration date of the 1986 Plan. The following discussion is a summary of the 1996 Outside Directors' Plan.

      Purpose. The purpose of the 1996 Outside Directors' Plan is to (1) attract and retain the continued services of non-employee directors of Dime Financial Corporation (the "Company") with the requisite qualifications; (2) encourage such directors to secure or increase on reasonable terms their stock ownership in the Company; and (3) promote continuity of management and increased personal interest in the welfare of the Company by those who are responsible for shaping and carrying out its long-range plans and for securing its continued growth and financial success.

      Administration. The 1996 Outside Directors' Plan will be administered by a committee (the "Committee"), composed of at least three members of the Board. Each member of the Committee must be a disinterested person under Rule 16b-3. The Committee will have the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations with respect to the administration of the Plan. The Committee, however, will have no discretion to determine the non-employee directors who will receive options, the number of shares subject to options, the terms upon which, the times at which, or the period within which shares may be acquired or options may be acquired and exercised.

      Shares Subject to Options. A maximum of One Hundred Ten Thousand (110,000) authorized but unissued shares of Common Stock have been reserved for issuance upon the exercise of options under the 1996 Outside Directors' Plan; provided, however, that such amount may be adjusted for stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations or liquidations; and provided further, however, that the number of shares so reserved may from time to time be reduced to the extent that a corresponding number of treasury shares are set aside for issuance upon the exercise of options under the Plan.

      Eligibility. Options may be granted only to members of the Board who are not otherwise employees of the Company or any of its subsidiaries on the date of the grant ("Participants").

      Grant of Options. Each individual who is a Participant on the Effective Date of the 1996 Outside Directors' Plan (subject to approval of the Plan by the stockholders) will receive an automatic grant of an option to purchase Ten Thousand (10,000) shares of Common Stock. Directors who are newly elected to the Board after the Effective Date will receive an automatic grant of an option to purchase Ten Thousand (10,000) shares of Common Stock on the date they become a director (or, if elected by the Board, on the date of the annual meeting of the stockholders immediately following such date). If the Plan is not approved by the stockholders at the Meeting, the Plan and all options granted under the Plan will become null and void and be of no effect. Notwithstanding the above, automatic grants under the Plan only will be made if the director is a Participant on the applicable date of the grant and such automatic grant shall be subject to pro rata reduction to the extent that the number of shares of Common Stock subject to future grant under the Plan is not sufficient to make the full automatic grants required to be made pursuant to the Plan on such date.

      Option Price. The per share price to be paid by a Participant upon the exercise of an option will be equal to the fair market value of a share of the Common Stock on the last trading date preceding the date of the grant.

      Exercise of Options. No option may be exercised until six (6) months after it is granted, and options must be exercised within the period of ten (10) years following the Effective Date, irrespective of the date of the grant. In addition, options granted to directors who have not been elected by the stockholders may not be exercised unless and until such individuals have been elected as directors by the stockholders. An option is exercised by (i) a written notice to the Company of intent to exercise the option with respect to a specified number of shares, and (ii) payment to the Company of the amount of the option exercise price for the number of shares with respect to which the option is then exercised. The number of shares which may be purchased at any one time shall be One Hundred
(100) shares, a multiple thereof, or the total number at the time purchasable under the option. The exercise price may be paid in cash or by certified check, bank draft, or postal or express money order.

      Death; Disability; Termination of Employment. If the Participant's status as a director is terminated for any reason other than death, disability or retirement upon attaining age seventy-two (72), any outstanding option held by the Participant will expire on the earlier of its expiration date or three (3) months following such termination. If a Participant's status as a director is terminated by death, disability or retirement upon attaining age seventy (70), the Participant, the representative of the Participant's estate, or the beneficiaries of the estate to whom the option has been transferred, may exercise the option until the date on which the option would otherwise expire.

      Stockholder's Rights. A Participant entitled to shares as a result of the exercise of an option will not be deemed to be, or have rights as, a stockholder of the Company, except to the extent a stock certificate is issued for such shares and then only from the date the certificate is issued.

      Amendment; Duration of Plan. The Board may from time to time suspend or discontinue the 1996 Outside Directors' Plan or revise it or amend it in any respect whatsoever; provided, however, that any amendment requiring stockholder approval under Rule 16b-3 shall not be made without the further approval of the stockholders of the Company. Under Rule 16b-3 as currently in effect, stockholder approval would be necessary if the Board
(a) increased the aggregate number of shares which may be issued under options pursuant to the provisions of the Plan (except for adjustment provisions); (b) increased the maximum term of outstanding options; (c) changed the class of individuals eligible to receive options; or (d) otherwise materially increased the benefits accruing to Participants under the Plan. Additionally, the Plan provides that certain provisions may not be amended more than once every six (6) months. No such suspension, discontinuance, revision or amendment of the Plan may affect a previously granted option without the consent of the Participant or the transferee of the Participant, unless necessary to comply with applicable law.

      Unless sooner terminated by the Board, the Plan will remain in effect for a period of ten (10) years after the Effective Date of the Plan. No options may be granted after the termination of the Plan.

      Transfer of Options. No option may be assigned or transferred except by will and/or by the laws of descent and distribution. Options may be exercised during the life of any Participant only by such Participant.

      Federal Income Tax Consequences. Upon the exercise of an option under the Plan, a Participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock on the date of the exercise over the option price. Any gain or loss recognized by the Participant on the subsequent disposition of the stock will be capital gain or loss.

      The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as a Participant is required to recognize ordinary compensation income as described above. To the extent that a Participant recognizes capital gain as described above, the Company will not be entitled to a deduction for federal income tax purposes.

      Grants Under Plan. Under the terms of the 1996 Plan, if the 1996 Plan is approved by shareholders at the Meeting, each outside Director of the Company on January 1, 1996 (all Directors except Mr. Dionne) will be granted, effective as of that date, an option to acquire 10,000 shares of common stock of the Company at an exercise price of $13-1/2 per share, the closing price of the Common Stock on December 29, 1995 (the last trading date before January 1, 1996).

THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES PRESENT, IN PERSON OR BY PROXY, AND ENTITLED TO VOTE AT THE MEETING IS REQUIRED TO APPROVE THE 1996 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS. THE BOARD OF DIRECTORS
UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE 1996 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS.


                                 PROPOSAL 5

                     RATIFICATION OF THE APPOINTMENT OF
                            KPMG PEAT MARWICK LLP
            AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR
                          ENDING DECEMBER 31, 1996


      The Board of Directors of the Company has renewed the Company's arrangements with KPMG Peat Marwick LLP, Independent Certified Public Accountants, to be the Company's independent public accountants for the fiscal year ending December 31, 1996, subject to ratification by the Company's shareholders. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting to respond to shareholders' questions and to have the opportunity to make a statement if he or she desires to do so.

                            SHAREHOLDER PROPOSALS

      Proposals of shareholders of the Company intended to be presented at the 1997 annual meeting of shareholders of the Company must be received by the Company not later than November 8, 1996 to be included in the Company's proxy statement and form of proxy relating to that meeting. Any such proposal must comply with Rule 14a-8 promulgated by the Commission under the 1934 Act.

                                OTHER MATTERS

      At the time of preparation of this Proxy Statement, the Board of Directors of the Company knew of no matter to be presented for action at the Meeting other than as set forth in the Notice of Annual Meeting of Shareholders and described in this Proxy Statement. If any other matters properly come before the Meeting, the proxies have discretionary authority to vote their shares according to their best judgment.

                                       By order of the Board of Directors


                                       /s/ ELEANOR M. TOLLA
                                       Eleanor M. Tolla
                                       Secretary



March 8, 1996


      A COPY OF THE COMPANY'S 1995 ANNUAL REPORT TO SHAREHOLDERS IS ENCLOSED. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, AS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR 1995, WILL BE PROVIDED WITHOUT CHARGE TO ANY SHAREHOLDER UPON THE WRITTEN REQUEST OF SUCH SHAREHOLDER. REQUESTS SHOULD BE ADDRESSED TO ELEANOR TOLLA, SECRETARY, DIME FINANCIAL CORPORATION, 95 BARNES ROAD, WALLINGFORD, CONNECTICUT 06492.


                                 APPENDICES



PROXY                   DIME FINANCIAL CORPORATION                      PROXY

            1996 ANNUAL MEETING OF SHAREHOLDERS -- APRIL 17, 1996

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


      The undersigned shareholder of DIME FINANCIAL CORPORATION, a Connecticut corporation, hereby appoints Robert Nicoletti, Ph.D. and Richard D. Stapleton and each of them the proxies of the undersigned with full power of substitution to vote at the Annual Meeting of Shareholders of the Company to be held at the Villa Capri, Wallingford, Connecticut, at 10:30 a.m. on Wednesday, April 17, 1996, and at any adjournment or adjournments thereof (the "Meeting"), with all the power which the undersigned would have if personally present, hereby revoking any proxy heretofore given. A majority of said proxies or their substitutes who attend the Meeting (or if only one shall be present, then that one) may exercise all of the powers hereby granted. The undersigned hereby acknowledges receipt of the proxy statement for the Meeting and instructs the proxies to vote as directed on the reverse side.

      The Board of Directors recommends a vote "FOR" Proposals 1, 2, 3, 4 and 5.

               PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE



[X]  Please mark
     votes as in
     this example.

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED BELOW, FOR THE APPROVAL OF THE NON-QUALIFIED STOCK OPTION AGREEMENT, FOR APPROVAL OF THE 1996 STOCK OPTION AND INCENTIVE PLAN, FOR APPROVAL OF THE 1996 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996 AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

1.  To elect the nominees for directors:
Nominees:  Rosalind F. Gallagher, Theodore H. Horwitz, and Gary O. Olson.

[ ]  FOR     [ ]  WITHHELD

[ ] __________________________________
FOR all nominees except as noted above

[ ]  MARK HERE IF
     YOU PLAN TO
     ATTEND THE
     MEETING

[ ]  MARK HERE FOR
     ADDRESS CHANGE
     AND NOTE BELOW


2. To approve the Non-Qualified Stock Option Agreement dated May 9, 1995 between the Company and Ralph D. Lukens, Chairman of the Board of Directors.

              [ ]  FOR       [ ]  AGAINST       [ ]  ABSTAIN

3.  To approve the 1996 Stock Option and Incentive Plan.

              [ ]  FOR       [ ]  AGAINST       [ ]  ABSTAIN

4.  To approve the 1996 Stock Option Plan for Outside Directors.

              [ ]  FOR       [ ]  AGAINST       [ ]  ABSTAIN

5. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the fiscal year ending December 31, 1996.

              [ ]  FOR       [ ]  AGAINST       [ ]  ABSTAIN

6. With discretionary authority upon such other matters as may properly come before the Meeting.


Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, trustee or guardian, please give your full title.


Signature: _______________________________________  Date _______________

Signature: _______________________________________  Date _______________



                                                                     AS ADOPTED
                                                              December 12, 1995

                         DIME FINANCIAL CORPORATION
                         --------------------------
                1996 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS
                --------------------------------------------

1.    Purpose.
      -------

      The purpose of this 1996 Stock Option Plan For Outside Directors (the "Plan") is to attract and retain the continued services of non-employee directors of Dime Financial Corporation (the "Company") with the requisite qualifications and to encourage such directors to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors of the Company (the "Board") believes that the granting of options (the "Options") under the Plan will promote continuity of management and increased personal interest in the welfare of the Company by those who are responsible for shaping and carrying out the long-range plans of the Company and securing its continued growth and financial success.

2.    Effective Date of the Plan.
      --------------------------

      This Plan shall become effective on the later of January 1, 1996 and the date it is approved by the Board of Directors of the Company (the "Effective Date"), provided, however, that if the Plan is not approved by vote of the shareholders of the Company at the 1996 Annual Meeting of Shareholders of the Company, this Plan and all Options granted hereunder shall be null and void and shall be of no effect.

3.    Stock Subject to Plan.
      ---------------------

      110,000 in the aggregate of the authorized but unissued shares of the Company's common stock (the "Shares") and/or treasury shares shall be reserved for issuance under the Plan upon the exercise of Options. If any Options expire or terminate for any reason without having been exercised in full, the unpurchased Shares subject thereto shall again be available for the grant of Options.

4.    Administration.
      --------------

      The Plan shall be administered by the Committee referred to in Section 5 hereof. Subject to the provisions of the Plan, the Committee shall have complete authority in its discretion to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Committee shall have no discretion to determine the non-employee directors who will receive Options, the number of Shares subject to Options, the terms upon which, the times at which or the periods within which Shares may be acquired or the Options may be acquired and exercised.

5.    Committee.
      ---------

      The Committee shall consist of at least three members of the Board each of whom shall be a disinterested person as defined in Rule 16b-3 under the Securities Exchange Act of 1934, and as such Rule may be hereafter amended. Each member of the Committee shall be a person who is not an employee of the Company or any subsidiary of the Company, and who has not received a grant of an option to acquire common stock of the Company since the beginning of the preceding fiscal year under any plan maintained by the Company other than this Plan. The Committee shall be appointed by the Board, which may at any time and from time to time remove any member of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made at a meeting duly called and held.

6.    Eligibility.
      -----------

      An Option may be granted only to members of the Board who are not otherwise employees of the Company or any of its subsidiaries on the date of grant (the "Participants").

7.    Grant of Options and Option Price.
      ---------------------------------

      (a) Participants on the Effective Date. Each individual who is a Participant on the Effective Date shall automatically be granted on the Effective Date an Option to purchase 10,000 Shares.

      (b) Future Participants. Directors who are newly elected to the Board after the Effective Date shall receive an automatic grant of an Option to purchase 10,000 Shares on the date of such election (or, if elected by the Board, on the date of the annual meeting of the shareholders of the Company immediately following such election); provided, that such automatic grant shall only be made if the director is a Participant on such date, and such automatic grant shall be subject to pro rata reduction to the extent that the number of Shares subject to future grant under the Plan is not sufficient to make the full automatic grants required to be made pursuant to the Plan on such date.

      (c) Price. The initial per Share price to be paid by a Participant upon the exercise of an Option shall be equal to the fair market value of a Share on the date of grant. For the purposes hereof, the fair market value of a Share on any date shall be equal to the last reported sales price for the Shares as reported on the NASDAQ National Market System on such date (or if no trading occurred on that date, on the next preceding date on which there was trading), as made available for publication by the National Association of Securities Dealers Automated Quotation System, or if no such prices are available, the fair market value as determined by rules to be adopted by the Committee.

8.    Option Period.
      -------------

      Participants shall be granted Options which are exercisable for a period which expires ten (10) years after the Effective Date, irrespective of the date of grant. Notwithstanding the foregoing, no Option granted under this Plan shall be exercisable until six (6) months after the grant thereof, and no Option granted to a Participant who has not ever been elected to the Board by the shareholders shall be exercisable unless and until such Participant shall have been so elected.

9.    Exercise of Option.
      ------------------

      Subject to Section 8, an Option may be exercised in whole or in part at any time after the date it is granted and only by a written notice of intent to exercise the Option with respect to a specified number of Shares and payment to the Company in cash or by certified check, bank draft or postal or express money order, of the amount of the Option exercise price for the number of Shares with respect to which the Option is then exercised. The number of Shares which may be purchased at any one time shall be 100 Shares, a multiple thereof, or the total number at the time purchasable under the Option.

10.   Transferability.
      ---------------

      No Option shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of any Participant, each Option granted to the Participant may be exercised only by the Participant.

11.   Ceasing to be a Director.
      ------------------------

      (a) Termination. If a Participant terminates service as a director for any reason other than those set forth in clause (b) below, any outstanding Option held by the Participant shall terminate on the earlier of the date on which such Option would otherwise expire or three (3) months after such termination.

      (b) Disability, Death or Retirement. If a Participant's service as a director is terminated by disability (which condition constitutes total disability under the federal Social Security
           Acts), death, or retirement upon attaining age seventy-two (72), the Participant or the representative of the Participant's estate or beneficiaries thereof to whom the Option has been transferred shall have the right to exercise any outstanding Option until the date on which such Option would otherwise expire.

12.   Duration of Plan.
      ----------------

      Unless sooner terminated, the Plan shall remain in effect for a period of ten years after the Effective Date and shall thereafter terminate. No Options may be granted after the termination of this Plan; provided, however, that termination of the Plan shall not affect any Options previously granted, which Options shall remain in effect until exercised, surrendered or cancelled, or until they have expired, all in accordance with their terms.

13.   Changes in Capital Structure, etc.
      ---------------------------------

      In the event of changes in the outstanding common stock of the Company by reasons of stock dividends, stock splits, recapitalizations, mergers, consolidations, combination or exchange of shares, separations, reorganizations, or liquidations, the number of Shares available under the Plan in the aggregate and the number of Shares as to which Options may be granted to any Participant shall be correspondingly adjusted by the Committee. In addition, the Committee shall make appropriate adjustments in the number of Shares as to which outstanding Options, or portions thereof then unexercised, shall relate, to the end that the Participant's appropriate interest shall be maintained as before the occurrence of such event; such adjustment shall be made without change in the total price applicable to the unexercised portion of Options and with a corresponding adjustment in the option price per Share.

14.   Rights as Shareholder.
      ---------------------

      A Participant entitled to Shares as a result of the exercise of an Option shall not be deemed for any purpose to be, or have rights as, a shareholder of the Company by virtue of such exercise, except to the extent a stock certificate is issued therefor and then only from the date such certificate is issued. No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

15.   Expenses.
      --------

      The expenses of this Plan shall be paid by the Company.

16.   Compliance with Applicable Law.
      ------------------------------

      Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares to be delivered pursuant to the exercise of an Option, unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws and regulations of governmental authority. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law or regulation. The Committee may require, as a condition of the issuance and delivery of such certificates and in order to ensure compliance with such laws and regulations, that the Participant make such covenants, agreements and representations as the Committee, in its sole discretion, deems necessary or desirable.

17.   Application of Funds.
      --------------------

      Any cash proceeds received by the Company from the sale of Shares pursuant to options will be used for general corporate purposes.

18.   Amendment of the Plan.
      ---------------------

      The Board may from time to time suspend or discontinue this Plan or revise or amend it in any respect whatsoever; provided, however, that any amendment requiring stockholder approval under Rule 16b-3, as in effect on the Effective Date and as it may be subsequently amended, shall not be made without the further approval of the shareholders of the Company; and provided, further, that the provisions of Sections 6 and 7 of this Plan may not be amended more than once every six (6) months, except as otherwise provided in or permitted by Rule 16b-3. No such suspension, discontinuance, revision or amendment shall in any manner affect any grant theretofore made without the consent of the Participant or the transferee of the Participant, unless necessary to comply with applicable law.


                                                                  AS ADOPTED
                                                           December 12, 1995

                         DIME FINANCIAL CORPORATION
                    1996 STOCK OPTION AND INCENTIVE PLAN


                                 I.  GENERAL

1. Purpose. This 1996 Stock Option and Incentive Plan (the "Plan") of Dime Financial Corporation (the "Company") is intended to advance the interests of the Company by providing certain employees with an additional incentive, encouraging stock ownership by such employees, increasing their proprietary interest in the success of the Company and encouraging them to remain employees.

2. Definitions. Whenever used herein, the following terms shall have the meanings set forth below:

     (a)   "Board" means the Board of Directors of the Company.

     (b) "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

     (c) "Committee" means the Stock Option Committee appointed by the Board to administer this Plan pursuant to Section 3 hereof.

     (d) "Dime Group" means the Company, a parent corporation or subsidiary corporation of the Company, or a corporation, or a parent corporation or subsidiary corporation of such corporation, issuing or assuming an Option in a transaction of the type described in Section 425(a) of the Code. The terms "parent corporation" and "subsidiary corporation" shall have the meanings assigned to such terms by Section 425 of the Code.

     (e) "Disability" means a permanent and total disability as defined in Section 422(c)(6) of the Code.

     (f) "Fair Market Value" means last reported sales price for the Shares as reported on the NASDAQ National Market System on the date as of which the determination is made (or if no trading occurred on that date, on the next preceding date on which there was trading), as made available for publication by the National Association of Securities Dealers Automated Quotation System, or if no such prices are available, the fair market value as determined by rules to be adopted by the Committee.

     (g) "Incentive Stock Option" means an Option granted pursuant to the Incentive Stock Option provisions as set forth in Part II of this Plan.

     (h) "Nonqualified Stock Option" means an Option granted pursuant to the Nonqualified Stock Option provisions as set forth in Part III of this Plan.

     (i)   "Option" means an option to purchase shares under this Plan.

     (j) "Participant" means an individual to whom an Option is granted under this Plan.

     (k) "Rule 16b-3" means Rule 16b-3 under the Securities Exchange Act of 1934, and as such Rule may be hereafter amended.

     (l)   "Shares" means shares of the Company's common stock.

3. Administration. This Plan shall be administered by a Stock Option Committee appointed by the Board. The Committee shall consist of at least three individuals, each of whom is a disinterested person as defined in Rule 16b-3. The Board, at its pleasure, may remove members from or add members to the Committee. A majority of Committee members shall constitute a quorum of members, and the actions of the majority shall be final and binding on the whole Committee.

     In addition to the other powers granted to the Committee under this Plan, the Committee shall have the power, subject to the terms of this Plan: (i) to determine which of the eligible employees shall be granted Options; (ii) to determine the time or times when Options shall be granted and to determine the number of Shares subject to each Option; (iii) to grant Options; (iv) to accelerate or extend (except for Incentive Stock Options) the date on which a previously granted Option may be exercised; (v) to prescribe the form of agreement evidencing Options granted pursuant to this Plan; and (vi) to construe and interpret this Plan and the agreements evidencing Options granted pursuant to this Plan, and to make all other determinations and take all other actions necessary or advisable for the administration of this Plan.

4. Eligibility. The individuals who shall be eligible to receive Options shall be such full-time employees employed by a member of the Dime Group as shall be selected by the Committee. Participants chosen to participate under this Plan may be granted an Incentive Stock Option, a Nonqualified Stock Option, or any combination thereof.

5. Shares Subject to This Plan. The Shares subject to Options shall be either authorized and unissued Shares or treasury Shares. The aggregate number of Shares which may be issued pursuant to this Plan shall be 390,000. Except as provided below, if an Option shall expire and terminate for any reason, in whole or in part, without being exercised, the number of Shares as to which such expired or terminated Option shall not have been exercised may again become available for the grant of Options.

6. No Tandem Options. There shall be no terms and conditions under an Option which provide that the exercise of an Incentive Stock Option reduces the number of Shares for which a Nonqualified Stock Option may be exercised; and there shall be no terms and conditions under an Option which provide that the exercise of a Nonqualified Stock Option reduces the number of Shares for which an Incentive Stock Option may be exercised.


                   II.  INCENTIVE STOCK OPTION PROVISIONS


1.   Grant of Incentive Stock Options.  Subject to the provisions of this
     Part II, the Committee shall from time to time determine those individuals eligible pursuant to Section 4 of Part I to whom Incentive Stock Options shall be granted and the number of Shares subject to, and terms and conditions of, such Options. The aggregate option price of incentive stock options (as defined in Section 422 of the Code) granted to an individual (under all plans of the Dime Group) which are exercisable for the first time in a calendar year shall not exceed $100,000. Anything herein to the contrary notwithstanding, no Incentive Stock Option shall be granted to an employee if, at the time the Incentive Stock Option is granted, such employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of any member of the Dime Group unless the option price is at least 110% of the Fair Market Value of the Shares subject to the Incentive Stock Option at the time the Incentive Stock Option is granted and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date the Incentive Stock Option is granted.

2. Terms and Conditions of Incentive Stock Options. Each Incentive Stock Option shall be evidenced by an option agreement which shall be in such form as the Committee shall from time to time approve, and which shall comply with and be subject to the following terms and conditions:

     (a) Number of Shares. Each Incentive Stock Option agreement shall state the number of shares covered by the agreement.

     (b) Option Price and Method of Payment. The option price of each Incentive Stock Option shall be no less than the Fair Market Value of the Shares on the date the Incentive Stock Option is granted. The option price shall be payable on exercise of the Option in cash or by certified check, bank draft or postal or express money order.

     (c)   Option Period.

           (i) General. The period during which an Incentive Stock Option shall be exercisable shall not exceed ten (10) years from the date such Incentive Stock Option is granted; provided, however, that such Option may be sooner terminated in accordance with the provisions of this Section 2(c). Subject to the foregoing, the Committee may establish a period or periods with respect to all or any part of the Incentive Stock Option during which such Option may not be exercised and at the time of a subsequent grant of an Incentive Stock Option or at such longer time as the Committee may determine accelerate the right of the Participant to exercise all or any part of the Incentive Stock Option not then exercisable. The number of Shares which may be purchased at any one time shall be 100 Shares, a multiple thereof or the total number at the time purchasable under the Incentive Stock Option. Notwithstanding any other provision of the Plan, in no event shall any Incentive Stock Option be exercisable prior to the date of approval of the Plan by the shareholders of the Company as provided in Section IV.1 of the Plan.

          (ii) Termination of Employment. If the Participant ceases to be an employee of any member of the Dime Group for any reason other than Disability or death, any then outstanding Incentive Stock Option held by the participant shall terminate on the earlier of the date on which such Option would otherwise expire or three (3) months after such termination of employment, and such Option shall be exercisable, prior to its termination, to the extent it was exercisable as of the date of termination of employment.

         (iii) Disability. If a Participant's employment is terminated by reason of Disability, any then outstanding Incentive Stock Option held by the Participant shall terminate on the earlier of the date on which such Option would otherwise expire or one (1) year after such termination of employment, and such Option shall be exercisable, prior to its termination, to the extent it was exercisable as of the date of termination of employment.

          (iv) Death. If a Participant's employment is terminated by death, the representative of the Participant's estate or beneficiaries thereof to whom the Option has been transferred shall have the right during the one (1) year period following the date of the Participant's death to exercise any then outstanding Incentive Stock Options in whole or in part. The number of Shares in respect of which an Incentive Stock Option may be exercised after a Participant's death shall be the number of shares in respect to which such Option could be exercised as of the date of the Participant's death. In no event may the period for exercising an Incentive Stock Option extend beyond the date on which such Option would otherwise expire.

     (d) Non-transferability. An Incentive Stock Option shall not be transferable or assignable by the Participant other than by will or the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by the Participant.

     (e) Separate Agreements. Nonqualified Options may not be granted in the same agreement as an Incentive Stock Option.


                 III.  NONQUALIFIED STOCK OPTION PROVISIONS


1. Grant of Nonqualified Stock Options. Subject to the provisions of this Part III, the Committee shall from time to time determine those individuals eligible pursuant to Section 4 of Part I to whom Nonqualified Stock Options shall be granted and the number of Shares subject to, and terms and conditions of, such Options.

2. Terms and Conditions of Nonqualified Stock Options. Each Nonqualified Stock Option shall be evidenced by an option agreement which shall be in such form as the Board shall from time to time approve, and which shall comply with and be subject to the following terms and conditions:

     (a) Number of Shares. Each Nonqualified Stock Option agreement shall state the number of Shares covered by the agreement.

     (b) Option Price and Method of Payment. The option price of each Nonqualified Stock Option shall be such price as the Committee, in its discretion, shall establish, or in the absence of any action by the Committee, shall be the Fair Market Value of the Shares on the last trading date before the date the Nonqualified Stock Option is granted; provided however, that the option price may not be less than the greater of 50% of the Fair Market Value of the Shares on the date the Nonqualified Stock Option is granted or the par value, if any, of the Shares. The option price shall be payable on exercise of the Option in cash or by certified check, bank draft or postal or express money order.

     (c)   Option Period.

           (i) General. The period during which a Nonqualified Stock Option shall be exercisable shall not exceed ten (10) years from the date such Nonqualified Stock Option is granted; provided, however, that such Option may be sooner terminated in accordance with the provisions of this Section 2(c). Subject to the foregoing, the Committee may establish a period or periods with respect to all or any part of the Nonqualified Stock Option during which such Option may not be exercised and at the time of a subsequent grant of a Nonqualified Stock Option or at such longer time as the Committee may determine accelerate the right of the Participant to exercise all or any part of the Nonqualified Stock Option not then exercisable. The number of Shares which may be purchased at any one time shall be 100 Shares, a multiple thereof or the total number at the time purchasable under the Nonqualified Stock Option. Notwithstanding any other provision of the Plan, in no event shall any Nonqualified Stock Option be exercisable prior to the date of approval of the Plan by the shareholders of the Company as provided in Section IV.1 of the Plan.

          (ii) Termination of Employment. If the Participant ceases to be an employee of any member of the Dime Group for any reason other than Disability, retirement or death, any outstanding Nonqualified Stock Option held by the Participant shall terminate on the earlier of the date on which such Option would otherwise expire or three (3) months after such termination of employment, and such Option shall be exercisable, prior to its termination, to the extent it was exercisable as of the date of termination of employment.

         (iii) Disability or Retirement. If a Participant's employment is terminated by Disability or retirement (as permitted by any retirement plan maintained by a member of the Dime Group in which the Participant participates), any then outstanding Nonqualified Stock Option held by the Participant shall terminate on the date such Option would otherwise expire in accordance with its terms, and such Option shall be exercisable, prior to its termination, to the extent it was exercisable as of the date of termination of employment.

          (iv) Death. If a Participant's employment is terminated by death, any then outstanding Nonqualified Stock Options held by the Participant shall terminate on the date such Option would otherwise expire in accordance with its terms, and such Option shall be exercisable, prior to its termination, by the representative of the Participant's estate or beneficiaries thereof to whom the Option has been transferred. The number of Shares in respect to which a Nonqualified Stock Option may be exercised after a Participant's death shall be the number of Shares in respect of which such Option could be exercised as of the date of the Participant's death.

     (d) Non-transferability. A Nonqualified Stock Option shall not be transferable or assignable by the Participant other than by will or the laws of descent and distribution, and shall be exercisable during the Participant's lifetime only by the Participant.


                             IV.  MISCELLANEOUS


1. Effective Date. This Plan shall become effective on the later of January 1, 1996 and the date it is approved by the Board of Directors of the Company (the "Effective Date"), provided, however, that if the Plan is not approved by vote of the shareholders of the Company at the 1996 Annual Meeting of Shareholders of the Company, this Plan and all Options granted hereunder shall be null and void and shall be of no effect.

2. Duration of Program. Unless sooner terminated, the Plan shall remain in effect for a period of ten years after the Effective Date and shall thereafter terminate. No Incentive Stock Options or Nonqualified Stock Options may be granted after the termination of this Plan; provided however, that except as otherwise provided in
     Section 1 of this Part IV, termination of the Plan shall not affect any Options previously granted, which such Options shall remain in effect until exercised, surrendered or cancelled, or until they have expired, all in accordance with their terms.

3. Changes in Capital Structure, etc. In the event of changes in the outstanding common shares of the Company by reasons of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchange of shares, separations, reorganizations, or liquidations, the number of Shares available under the Plan in the aggregate and the maximum number of Shares as to which Options may be granted to any Participant shall be correspondingly adjusted by the Committee. In addition, the Committee shall make appropriate adjustments in the number of Shares as to which outstanding Options, or portions thereof then unexercised, shall relate, to the end that the Participant's proportionate interest shall be maintained as before the occurrence of such events; such adjustment shall be made without change in the total price applicable to the unexercised portion of Options and with a corresponding adjustment in the option price per Share.

4. Rights as Shareholder. A Participant entitled to Shares as a result of the exercise of an Option shall not be deemed for any purpose to be, or have rights as, a shareholder of the Company by virtue of such exercise, except to the extent a stock certificate is issued therefor and then only from the date such certificate is issued. No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

5.   Expenses.  The expenses of this Plan shall be paid by the Company.

6. Withholding. Any person exercising an Option shall be required to pay to the appropriate member of the Dime Group the amount of any taxes such member is required by law to withhold with respect to the exercise of such Option. Such payment shall be due on the date such member is required by law to withhold such taxes. Such payment may also be made at the election of the optionee by the surrender of Shares then owned by the optionee, or the withholding of Shares otherwise to be issued to the optionee on exercise, in an amount that would satisfy the withholding amount due. Any election so made by optionees subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, shall be in accordance with the requirements of Rule 16b-3(e) under such Act and any interpretations thereof of the Securities and Exchange Commission. The value of such Shares withheld or delivered shall be equal to the Fair Market Value of such Shares on the date of exercise. In the event that such payment is not made when due, the Company shall have the right to deduct, to the extent permitted by law, from any payment of any kind otherwise due to such person from any member of the Dime Group, all or part of the amount required to be withheld.

7. Compliance with Applicable Law. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares to be delivered pursuant to the exercise of an Option, unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws and regulations of governmental authority. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law or regulation. The Committee may require, as a condition of the issuance and delivery of such certificates and in order to ensure compliance with such laws and regulations, that the Participant make such covenants, agreements and representations as the Committee, in its sole discretion, deems necessary or desirable.

8. Application of Funds. Any cash proceeds received by the Company from the sale of Shares pursuant to Options will be used for general corporate purposes.

9. Amendment of the Plan. The Board may from time to time suspend or discontinue this Plan or revise or amend it in any respect whatsoever except that, without approval of the shareholders, no such revision or amendment shall (a) increase the number of Shares subject to this Plan, (b) decrease the price at which Options may be granted, (c) remove the administration of this Plan from the Committee, (d) modify the requirements as to eligibility for a grant of an Option, or (e) materially increase the benefits accruing to the participants under this Plan. No such suspension, discontinuance, revision or amendment shall in any manner affect any grant theretofore made without the consent of the Participant or the transferee of the participant, unless necessary to comply with applicable law.


                         DIME FINANCIAL CORPORATION
                    NON-QUALIFIED STOCK OPTION AGREEMENT


      In consideration of his extraordinary past services as Chairman of the Board of Directors of Dime Financial Corporation (the "Company"), RALPH D. LUKENS (the "Optionee") is hereby granted an option to purchase 10,000 shares of the Common Stock of the Company at a price of $10.125 per share (the "Option"), such price per share being equal to 100% of the fair market value of a share of Common Stock at the time this Option is granted (the "Option Price").

      Reference is made, and this Option is subject to, all the terms of The Dime Savings Bank of Wallingford 1986 Stock Option Plan for Outside Directors (the "Plan"), a true copy of which is attached hereto. Although this Option is subject to the terms of the Plan, the Option is not a grant pursuant to the Plan and the 10,000 shares of Common Stock subject to the Option are not to be included in the limitations provided by Section 3 of the Plan. For purposes of Section 11(b) of the Plan, this Option shall be considered to have been granted pursuant to Section 7(a) of the Plan.

      This Option expires 10 years from the date hereof and is subject to any earlier termination as provided in the Plan. This Option may not be exercised prior to May 9, 1996, one year from the date hereof. If this Non-Qualified Stock Option Agreement is not approved by the shareholders of the Company prior to May 9, 1996, this Option shall be null and void as of the date of this grant.

      The Option may be exercised solely by payment of the Option Price in cash or by certified check, bank draft or postal or express money order.

      The Option is not transferable by the Optionee except by will and by the laws of descent and distribution and is exercisable during the Optionee's lifetime only by such Optionee.

      The Optionee hereby accepts the Option as specified above.

      Dated as of this 9th day of May, 1995.


                                       THE DIME FINANCIAL CORPORATION



                                       By: --------------------------
                                           Its President



                                       OPTIONEE


                                       ------------------------------
                                       RALPH D. LUKENS